SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  July 15, 1996


                        FIRST OMNI BANK, N.A.
        (Exact name of registrant as specified in its charter)

                          on behalf of the
              FIRST OMNI BANK CREDIT CARD MASTER TRUST



                           United States
   (State or other jurisdiction of incorporation or organization)


        0-20755		   			   51-0263671
(Commission File Number)	   (I.R.S. Employer Identification No.)


       499 Mitchell Road
      Millsboro, Delaware				 19966
(Address of Principal Executive Offices)	    (Zip Code)


   Registrant's telephone number, including area code:(302) 934-2000


                           Not Applicable
    (Former name or former address, if changed since last report)
                 ______________________________


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Item 7. Exhibits

(c)     Exhibits

        20 Monthly Series 1996-A Holders' Statement for the July 15, 1996 Distribution Date and the related Monthly Period.





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                                    SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 1996                 FIRST OMNI BANK, N.A.


                                    By:  /s/ ROBERT F. RAY
                                    ______________________
                                    Robert F. Ray, Vice
                                    President










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                             EXHIBIT INDEX


Exhibit           Description                                   Page

20                Monthly Series 1996-A Holders'                 5
                  Statement for the July 15, 1996
                  Distribution Date and the related
                  Monthly Period